SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 15, 2004

000-24478 (Commission File No.)	38-3073622 (IRS Employer Identification No.)

DEARBORN BANCORP, INC.

(Exact name of registrant as specified in its charter)

1360 Porter Street, Dearborn, MI
(Address of Principal Executive Offices)

48124
(Zip Code)

(313) 565-5700
(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Conditions
SIGNATURES
Press Release dated July 15, 2004

Item 7. Financial Statements and Exhibits

99	Registrant’s July 15, 2004 News Release announcing its 2004 second quarter earnings

Item 12. Results of Operations and Financial Conditions

On July 15, 2004, the Registrant issued a news release announcing its 2004 second quarter earnings. A copy of the news release, including unaudited financial information released as a part thereof, is attached as Exhibit 99.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any such filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dearborn Bancorp, Inc. (Registrant)
/s/ Jeffrey L. Karafa
Jeffrey L. Karafa Treasurer and Chief Financial Officer

Date: July 16, 2004

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99	Press Release dated July 15, 2004.